                                                                   EXHIBIT 10.25

CERTIFICATE NO. 101                        DATE:  December 16, 1996


        NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE ON EXERCISE OF THIS WARRANT (TOGETHER, THE "SECURITIES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAW, AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE ENCUMBERED, PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT THEREFOR UNDER SAID ACT AND QUALIFICATION UNDER SAID LAW OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE CORPORATION AND CONCURRED IN BY THE CORPORATION'S COUNSEL TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

                                  JETFAX, INC.

                         COMMON STOCK PURCHASE WARRANT

                TO PURCHASE UP TO 25,000 SHARES OF COMMON STOCK

                     THIS WARRANT SHALL NOT BE EXERCISABLE
             BEFORE THE EFFECTIVE DATE OR AFTER THE EXPIRATION DATE

          JetFax, Inc., a Delaware corporation (the "Corporation"), hereby certifies that, for good and valuable consideration, receipt and sufficiency of which are hereby acknowledged by the Corporation, Larry Crandell (the "Holder"), is entitled, subject to the terms and conditions set forth below, to purchase from the Corporation up to 25,000 fully paid and nonassessable shares (the "Shares") of the Common Stock, par value $.01 per share, of the Corporation ("Common Stock"), at a purchase price of $1.75 per Share (the "Purchase Price") at any time or times on or after the Effective Date (as defined below) and on or prior to the Expiration Date (as defined below). This Warrant shall expire and be of no further force or effect at the earlier of the time when it has been exercised with respect to all Shares which the Holder is entitled to purchase hereunder or 5:00 p.m., California time, on the Expiration Date. Such number of Shares are subject to adjustment, as hereinafter provided. Such number shall be reduced at such time or times as this Warrant is exercised in part by the number of Shares as to which this Warrant is then exercised.

    1.    Exercise.
          --------

          1.1  Manner of Exercise.  The Holder of this Warrant may exercise his
               ------------------
or her rights hereunder at any time after the Effective Date and before the Expiration Date by written notice to the Corporation as set forth herein. This Warrant may be exercised as a whole at any time, or in part from time to time, by the Holder by delivering this Warrant, for cancellation if it is exercised as a whole or for endorsement if it is exercised in part, together with a Subscription in the form appearing at the end hereof properly completed and duly executed by or on behalf of the Holder and such other information and investment representations as may be reasonably requested by the Corporation for the purpose of complying with applicable securities laws, to the Corporation at its office in Menlo Park, California (or at the office of the agency maintained for such purpose or at such other office or agency of the Corporation as it may designate by notice in writing to the Holder at the address thereof appearing on the books of the Corporation), accompanied by payment by certified or official bank check payable to the order of the Corporation, in an aggregate amount equal to the Purchase Price times the number of Shares as to which this Warrant is then being exercised. In the event of any exercise of this Warrant that is partial, the Corporation shall endorse this Warrant as having been exercised to that extent and return this Warrant to the Holder for the balance. Anything in this Warrant to the contrary notwithstanding, this Warrant may not be exercised to any extent after 5:00 p.m., California time, on the Expiration Date or after it has been exercised in the aggregate for the number of Shares that the Holder is entitled to purchase hereunder, and unless this Warrant is being exercised with respect to all Shares subject to this Warrant, this Warrant may be exercised only with respect to whole Shares.

          1.2  Effective Date.  For purposes hereof, the "Effective Date" shall
               --------------
be the effective date of the first registered public offering (the "IPO") sufficient to trigger automatic conversion of the Corporation's Series F Preferred Stock (under the terms of the Corporation's Certificate of Designations, Preferences and Rights of Series F Preferred Stock), if and only if such date occurs on or prior to July 31, 1998.

    2.    Delivery of Stock Certificates on Exercise.  The Corporation will, or
          ------------------------------------------
will direct its transfer agent to, issue, as soon as practicable after any exercise of this Warrant, and in any event within thirty days thereafter, at the Corporation's expense (including the payment by it of any applicable issue taxes), in the name of and deliver to the Holder, or as the Holder may direct (on payment by the Holder of any applicable transfer taxes and compliance with all restrictions on transferability set forth herein), a certificate or certificates for the number of fully paid and nonassessable Shares as to which this Warrant is so exercised, plus, in lieu of any fractional shares to which the Holder would otherwise be entitled, cash equal to such fraction or fractions multiplied by the Purchase Price as then adjusted.

    3.    Anti-Dilution Adjustments.
          -------------------------

          3.1.  Stock Dividends, Splits, Etc.  The number of Shares purchasable
                ----------------------------
on exercise of this Warrant shall be subject to adjustment from time to time in the event that the Corporation shall (a) pay a dividend in, or make a distribution of, shares of Common Stock on any of its outstanding Common Stock,
(b) subdivide its outstanding shares of Common Stock into a greater number of shares, (c) combine its outstanding shares of Common Stock into a smaller number of shares or (d) issue by reclassification of its Common Stock any shares of capital stock of the Corporation (other than a reclassification resulting from a merger or consolidation covered in Section 3.2). In any such case, the total number of Shares issuable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive at the same aggregate Purchase Price (as set forth in Section 3.3) the number of shares of stock or other securities of the Corporation or otherwise to which the Holder would have owned or would have been entitled to receive immediately following the occurrence of any of the events described above had this Warrant been exercised in full immediately prior to the occurrence (or applicable record date) of such event. An adjustment made pursuant to this Section 3.1 shall, in the case of a stock dividend or distribution, be made as of the record date therefor and, in the case of a subdivision, combination or a reclassification, be made as of the effective date thereof. In any such case, appropriate adjustments shall be made in the application of the provisions hereof with respect to the rights of the Holder after a recapitalization to the end that the provisions hereof shall be applicable after that event as nearly equivalent as may be practicable.

          3.2.  Reorganization, Recapitalization, Consolidation, Merger or Sale
                ---------------------------------------------------------------
of Assets.  In the event of any reorganization or recapitalization of the
---------
Corporation (other than as provided in Section 3.1) or in the event that the Corporation consolidates with or merges into another corporation in a transaction in which the Corporation is not the resulting corporation or transfers all or substantially all of its assets to another entity, then and in each such event, the Holder, on exercise of this Warrant as provided herein, at any time after the consummation of such reorganization, recapitalization, consolidation, merger or transfer, shall be entitled to receive the stock or other securities or property to which the Holder would have been entitled on such consummation if the Holder had exercised this Warrant immediately prior thereto. In such case, the terms of this Warrant shall survive the consummation of any such reorganization, recapitalization, consolidation, merger or transfer and shall be applicable to the shares of stock or other securities or property receivable on the exercise of this Warrant after such consummation.

          3.3.   Adjustment of Purchase Price.  On each adjustment of the number
                 ----------------------------
of Shares or other securities issuable upon exercise of this Warrant pursuant to this Section 3, the Purchase Price shall thereafter be the number obtained by dividing (a) the product of the number of Shares issuable on full exercise of this Warrant immediately prior to such adjustment by the Purchase Price in effect immediately prior to such adjustment by (b) the number of Shares or other securities issuable upon full exercise of this Warrant after such adjustment.

          3.4.  Rounding.  All calculations under this Section 3 shall be made
                --------
to the nearest cent or to the nearest one-hundredth of a Share, as the case may be, but in no event shall the Corporation be obligated to issue any fractional share on any exercise of this Warrant.

    4.    Expiration Date.  This Warrant shall expire and shall be of no further
          ---------------
force or effect at the earlier of the following times (the "Expiration Date")
(a) the time when the Warrant has been exercised with respect to all Shares which the Holder is or may be entitled to purchase hereunder, (b) August 1, 1998, if the effective date of the IPO has not occurred by that time, or (c) 5:00 p.m. California time on the fifth anniversary of the Effective Date.

    5.    Adjustment to Number of Shares Purchasable.  The number of Shares
          ------------------------------------------
purchasable on exercise of this Warrant shall be subject to adjustment in accordance with the provisions of this Section 5. In the event that (a) the effective date of the IPO occurs after April 30, 1997, and (b) the amount payable by the Corporation to Crandell Group, Inc. ("CGI") pursuant to Section 9(b) of the Amendment Agreement (the "Amendment Agreement") dated as of December 16, 1996, by and between the Corporation and CGI is reduced as provided in
Section 11 of the Amendment Agreement to $0.00 (the point at which such amount is reduced to $0.00 shall hereinafter be referred to as the "Reduction Point"), then, the number of Shares purchasable on exercise of this Warrant shall be determined by the following formula:

     Number of Shares purchasable  =  25,000  -  .25 x A
                                                 -------
     on exercise of this Warrant                    B

     Where "A" equals the amounts due to CGI under Sections 3.1(a), (b) and (c) of the Asset Purchase Agreement (as defined below) by and between the Corporation and CGI, as amended, (with respect to Sections 3.1(b) and (c), as "Earned", even though not yet payable based on receipt) from and after the Reduction Point and prior to the termination thereof pursuant to Section 9(a) of the Amendment Agreement; and

     Where "B" equals the price per share of the Corporation's Common Stock sold at the IPO minus $1.75.

Nothing in this Section 5 shall result in any adjustment of the Purchase Price.

    6.    Further Assurances.  The Corporation will not, by amendment of its
          ------------------
Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid, directly or indirectly, the performance of any of the terms of this Warrant, but will at all times in good faith take all necessary action to carry out all such terms. Without limiting the generality of the foregoing, the Corporation (a) will not create any par value, or increase the par value, of any shares of stock receivable on exercise of this Warrant above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate so that the Corporation may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant, and (c) will not transfer all or substantially all of its assets to any person, or consolidate with or merge into any person or permit any person to consolidate with or merge into the Corporation (if the Corporation is not the surviving person), unless such person
shall be bound by all of the terms of this Warrant.   This Warrant shall be
binding on the successors and assigns of the Corporation.

    7.    Notices of Record Dates, Etc.
          ----------------------------

          (a) If the Corporation shall fix a record date of the holders of Common Stock (or other stock or securities at the time deliverable on exercise of this

    Warrant) for the purpose of entitling or enabling them to receive any dividend (other than a stock dividend) or other distribution, or to receive any right to subscribe for or purchase any shares of any class of any other securities, or to receive any other right,


          (b) in the event of any reorganization or recapitalization of the Corporation, any reclassification of the capital stock of the Corporation, any consolidation or merger of the Corporation with or into another corporation or any transfer of all or substantially all of the assets of the Corporation to another entity,

          (c) in the event of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation or

          (d) if the Corporation has filed a registration statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission for an offering of the Corporation's capital stock, then, in any such event, the Corporation will mail or cause to be mailed to the Holder a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right and stating the amount and character of such dividend, distribution or right, (ii) the date on which a record is to be taken for the purpose of voting on or approving such reorganization, recapitalization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up and the date on which such event is to take place and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable on exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable on such reorganization, recapitalization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up or (iii) the date on which the Corporation's registration statement was filed and the class of securities proposed to be registered. Such notice shall be mailed at least twenty-one days prior to the record date therein specified or within twenty-one days after filing the registration statement, as the case may be.

    8.    Replacement of Warrant.  On receipt of evidence reasonably
          ----------------------
satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, on delivery of a bond or other indemnity reasonably satisfactory to the Corporation, or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Corporation covenants that it will issue a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant.

    9.    Covenant to Reserve Common Stock.  The Corporation shall at all times
          --------------------------------
reserve and keep available out of its authorized but unissued Common Stock the full number of shares of Common Stock deliverable upon exercise of this Warrant and shall, at its own expense, take all such actions and attain all such permits and orders as may be necessary to enable the

Corporation lawfully to issue such Common Stock upon exercise of this Warrant.

    10.   Issuance Taxes.  On exercise of this Warrant, the Corporation shall
          --------------
pay any and all issuance taxes that may be payable in respect of any issuance or delivery of shares of Common Stock on such exercise. The Corporation shall not, however, be required to pay, and the Holder shall pay, any tax that may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that of the Holder, and no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to the Corporation the amount of any such tax, where it is established to the satisfaction of the Corporation, that such tax has been paid.

    11.   Ownership of Warrant.  Until this Warrant is transferred on the books
          --------------------
of the Corporation, the Corporation may treat the person in whose name this Warrant is registered on the books of the Corporation as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

    12.   Survival of Covenants, Representations and Warranties.  All
          -----------------------------------------------------
agreements, covenants, representations and warranties herein shall survive the execution and delivery of this Warrant and any investigation at any time made on behalf of any party and the exercise, sale and purchase of this Warrant and the Common Stock issuable on exercise hereof.

    13.   Voting Rights.  This Warrant shall not entitle the Holder, as such, to
          -------------
any voting rights or other rights as a stockholder of the Corporation or to any other rights except the rights stated herein.

    14.   Entire Agreement.  This Warrant contains the entire agreement of the
          ----------------
parties and supersedes all prior or contemporaneous written or oral negotiations, correspondence, understandings and agreements between the parties, regarding the subject matter hereof.

    15.   Successors and Assigns.  Except as otherwise provided herein, this
          ----------------------
Warrant shall bind and inure to the benefit of the Holder and the Corporation and their respective successors and assigns.

    16.   Notices.  All demands, notices and other communications to be given
          -------
hereunder shall be in writing and shall be deemed duly given and received when transmitted by facsimile transmission with receipt acknowledged by the addressee, when delivered personally or three days after being mailed by first class mail, postage prepaid, properly addressed, if to the Corporation, at 1376 Willow Road, Menlo Park, California 94025, facsimile number (415) 326-6003 or, if to the Holder, at the Holder's address set forth below (or at any other address or facsimile number designated by notice by either party to the other party):

                    Larry Crandell
                    125 E. Victoria Street, Suite A

                    Santa Barbara, CA 93101
                    Fax: 805-962-5650


    17.   Amendments; Waivers; Termination; Governing Law, Headings.  This
          ---------------------------------------------------------
Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and construed and interpreted in accordance with the laws of the State of California. The headings in this Warrant are for convenience of reference only and shall not affect the construction or interpretation of any provision hereof.

    18.   Saturdays, Sundays, Holidays, etc..  If the last or appointed day for
          ----------------------------------
the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

    19.   Assignability.  This Warrant may not be assigned or transferred other
          -------------
than in compliance with federal and state securities laws and subject to the transfer restrictions described in the legend on the first page hereof.

    20.   Asset Purchase Agreement.  This Warrant is issued pursuant to that
          ------------------------
certain Asset Purchase Agreement dated as of July 31, 1996, as amended, by and between the Corporation and CGI (the "Asset Purchase Agreement"), which agreement is hereby incorporated by reference and made a part of this instrument and is hereby referred to for a description of the additional rights, limitations of rights and obligations of the Corporation and Holder not otherwise set forth herein.

    21.   Registration Rights -- Optional Registrations.
          ---------------------------------------------

          21.1   If at any time or times after the date first written
above, the Corporation shall determine to register any of its securities (for itself or for any other securities holder of the Corporation) under the Securities Act of 1933, as amended (the "Act"), or any successor legislation (other than a registration relating to stock option plans, employee benefit plans or a Rule 145 transaction), and in connection therewith the Corporation may lawfully register its Common Stock and in connection therewith the Effective Date shall occur, the Corporation will promptly give written notice thereof to the Holder and will use its best efforts to include in such registration and to effect the registration under the Act of all Common Stock issued upon exercise hereof (the "Registrable Securities") which the Holder may request in writing delivered to the Corporation within five (5) days after receipt by the Holder of the notice given by the Corporation; provided, however, if the managing
                                     --------  -------
underwriter or underwriters for the Corporation advise the Corporation in writing that including all or part of the Registrable Securities in such offering will adversely affect the marketing of the proposed offering, then, in connection with any such underwritten offering by the Corporation of any of its securities, such registration shall be limited to the number of shares of Registrable Securities as is determined by such managing underwriter or underwriters, including the exclusion of all Registrable Securities from such registration if so determined.

          21.2 Notwithstanding the foregoing, the Corporation shall not be obligated to take any action pursuant to this Section 21 in any particular jurisdiction in which the Corporation would be required to execute a general consent to service of process in effecting such registration, unless the Corporation is already subject to service in such jurisdiction and except as may be required by the Act. The Corporation shall have the right to select the managing underwriter or underwriters for any underwritten public offering made pursuant to a registration under this Section 21. In the event that a registration under this Section 21 is for a registered public offering involving an underwriting, the right of the Holder to registration pursuant to this
Section 21 shall be conditioned upon the Holder's participation in the underwriting arrangements. The Holder shall enter into an underwriting agreement, in the form approved by the Corporation, with the managing underwriter(s) selected for such underwriting by the Corporation.

          21.3 The Holder shall, if requested by the managing underwriter or underwriters of any proposed firm underwritten public offering of securities by the Corporation, agree not to sell any Registrable Securities or any other securities of the Corporation owned by such Holder in any transaction other than pursuant to such underwritten public offering for a period of up to 180 days beginning on the effective date of the applicable registration statement. The Holder shall upon request execute a separate written agreement confirming and agreeing as to the foregoing.

          21.4 In connection with any registration of Registrable Securities pursuant to this Section 21, the Holder agrees to supply to the Corporation such information as the Corporation shall reasonably request. It shall be a condition precedent to the obligation of the Corporation to include in any registration statement any Registrable Securities then held by the Holder that the Corporation shall have received an undertaking reasonably satisfactory to it and its counsel from the Holder, to indemnify and hold harmless the Corporation, each director of the Corporation, each officer of the Corporation who shall sign such registration statement and any person who controls the Corporation within the meaning of the Act, with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with information furnished to the Corporation through an instrument duly executed by the Holder specifically for use in the preparation of such registration statement, preliminary prospectus or final prospectus or such amendment or supplement thereto. In the event of any registration of Registrable Securities pursuant to this Section 21, the Corporation will hold harmless the Holder of such securities against any losses, claims, damages or liabilities to which such Holder may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement, or any preliminary prospectus or final prospectus or amendment or supplement thereto on the effective date thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Corporation
--------  -------
will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or any preliminary prospectus or final prospectus or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Corporation through an instrument duly executed by such Holder specifically for use in the preparation thereof.


          Dated as of December 16, 1996

                              JETFAX, INC.


                                   By:/s/ Edward R. Prince, III
                                      --------------------------
                                      Edward R. Prince, III
                                      President

                                  ENDORSEMENTS
                                  ------------

                            Number
            Number of       of Shares
            Shares as       Remaining
 Exercise   to which        Available       Signature of Authorized
   Date     Exercised       for Exercise   Officer of the Corporation
 --------   ---------       ------------   --------------------------

                                  SUBSCRIPTION

                      (To be completed and signed only on
                          an exercise of the Warrant.)


To JetFax, Inc.:


          The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ____________ shares of the Common Stock of JetFax, Inc. of those to which such Holder is entitled thereunder, and herewith makes payment of $__________ therefor by certified or official bank check. The undersigned hereby requests that the certificate(s) for such shares be issued in the name(s) and delivered to the address(es) as follows:


_________________________________________

_________________________________________

_________________________________________

_________________________________________


Dated: __________________  __________________________________

                              __________________________, Holder

                                    By ___________________________

                                      Its ________________________

                                                                [Execution Copy]

                               WARRANT AMENDMENT

     THIS WARRANT AMENDMENT is made as of February 13, 1997, by and between JetFax, Inc., a Delaware corporation with its principal place of business at 1376 Willow Road, Menlo Park, CA 94025 (the "Corporation"), and Larry Crandell (the "Holder").

     WHEREAS, the Holder is the holder of that certain Common Stock Purchase Warrant (the "Warrant") of the Corporation dated December 16, 1996 for the purchase of up to 25,000 shares of the Common Stock of the Corporation; and

     WHEREAS, the Corporation and the Holder desire to amend the Warrant as set forth below;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Warrant.

     2.  Section 1 of the Warrant is hereby amended by adding the following new
Section 1.3 at the end thereof:

               "1.3      Net Exercise.
                         ------------

               (a) In the event all (or the remaining balance) of the purchase rights represented by this Warrant are exercised by the Holder pursuant to
     Section 1.1 above, in lieu of payment of an aggregate amount equal to the Purchase Price times the number of Shares as to which this Warrant is then being exercised as provided in Section 1.1 the Holder may elect to receive a number of Shares to which the Holder is entitled computed using the following formula:

                         X=Y(A-B)
                            -----
                              A

          where:   X=   the number of Shares of Common Stock to be issued to the
                        Holder,

                    Y= the number of Shares of Common Stock purchasable under this Warrant,

                    A= the Fair Market Value (as defined below) of one Share of Common Stock to which the Holder is entitled, and

                    B=   the Purchase Price.



               (b)  Determination of Fair Market Value. As used herein, the term
                    ----------------------------------
     "Fair Market Value" of a Share of Common Stock to which the Holder is entitled as of a particular date (the "Determination Date") shall mean:

                    (i) if the Common Stock to which the Holder is entitled is traded on an exchange or are quoted on the National Association of Securities Dealers, Inc. automated quotation ("NASDAQ") National Market System, the average of the closing or last sale price, respectively, of such stock as reported for the ten (10) trading days immediately preceding the Determination Date;

                    (ii) if the Common Stock to which the Holder is entitled is not traded on an exchange or on the NASDAQ National Market System but is traded in the over-the-counter market, then the average-of the mean of the closing bid and asked prices for a share of such stock reported for the ten (10) trading days immediately preceding the Determination Date; and

                    (iii) if the Common Stock to which the Holder is entitled is not publicly traded, then as determined in good faith by the Company's Board of Directors as being the highest price per share which the Company could reasonably obtain from a willing buyer (who is not an employee or director) for authorized but unissued shares of Common Stock to which the Holder is entitled.

               (c)  Limits on Exercise of Net Exercise Right. The rights under
                    ----------------------------------------
     this Section 1.3 may only be exercised if the value of A minus B (where "A" and "B" are as defined in Section 1.3(a) above) is a positive number."

     3. The term "Warrant" as used in the Warrant shall for all purposes refer to the Warrant as amended by this Warrant Amendment.

     4. Except to the extent expressly amended by the terms of this Warrant Amendment, all the terms and conditions of the Warrant remain in full force and effect.

     5. This Warrant Amendment may be executed in any number of duplicate counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

                [balance of this page intentionally left blank]

                                                             [Warrant Amendment]

          IN WITNESS WHEREOF, the parties have duly signed this Warrant Amendment as of the day and year first written above.


JETFAX, INC.                        LARRY CRANDELL



By:  /s/Edward R. Prince III        By:  /s/Larry Crandell
     -----------------------             -----------------
     Edward R. Prince III
     President